                                                                   EXHIBIT 10.25

                          [LOGO] CIVICBANK OF COMMERCE

                         ASSIGNMENT OF DEPOSIT ACCOUNT

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   Principal     Loan Date     Maturity      Loan No.     Call   Collateral   Account   Officer   Initials
$500,000.00      10-20-1998    10-20-1999    182000380    401      40                   WSK
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

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

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BORROWER: LEIGH BELDEN                  LENDER:   CivicBank of Commerce
          145 Baytech Drive                       Fremont Office
          San Jose, CA 95134                      2201 Walnut Avenue, Suite 100
                                                  Fremont, CA 94538

GRANTOR:  Verilink Corporation
          145 Baytech Drive
          San Jose, CA 95134

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THIS ASSIGNMENT OF DEPOSIT ACCOUNT is entered into among LEIGH BELDEN (referred to below as "Borrower"); Verilink Corporation (referred to below as "Grantor"); and CivicBank of Commerce (referred to below as "Lender").

ASSIGNMENT. For valuable consideration, Grantor assigns and grants to Lender a security interest in the Collateral, including without limitation the deposit accounts described below, to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     ACCOUNT. The word "Account" means the deposit account described below in the definition for "Collateral."

     AGREEMENT. The word "Agreement" means this Assignment of Deposit Account, as this Assignment of Deposit Account may be amended or modified from time to time, together with all exhibits and schedules attached to this Assignment of Deposit Account from time to time.

     BORROWER. The word "Borrower" means each and every person or entity signing the Note, including without limitation LEIGH BELDEN.

     COLLATERAL. The word "Collateral" means the following described deposit account:

          CERTIFICATE OF DEPOSIT 1870000280 in the name of Verilink Corporation issued by Lender in an amount not less than $500,000.00 together with (a) all interest, whether now accrued or hereafter accruing; (b) all additional deposits hereafter made to the Account; (c) any and all proceeds from the Account; and (d) all renewals, replacements and substitutions, for any of the foregoing.

In addition, the word "Collateral" includes all property of Grantor (however owned if owned by more than one person), in the possession of Lender (or in the possession of a third party subject to the control of Lender), whether existing now or later and whether tangible or intangible in character, including without limitation each and all of the following:

          (a) All property to which Lender acquires title or documents of title.

          (b) All property assigned to Lender.

          (c) All promissory notes, bills of exchange, stock certificates, bonds, savings passbooks, time certificates of deposit, insurance policies, and all other instruments and evidences of an obligation.

          (d) All records relating to any of the property described in this Collateral section, whether in the form of writing, microfilm, microfiche, or electronic media.

     EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

     GRANTOR. The word "Grantor" means Verilink Corporation. Any Grantor who signs this Agreement, but does not sign the Note, is signing this Agreement only to grant a security interest in Grantor's interest in the Collateral to Lender and is not personally liable under the Note except as otherwise provided by contract or law (e.g., personal liability under a guaranty or as a surety).

     GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

     INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor or Borrower is responsible under this Agreement or under any of the Related Documents.

     LENDER. The word "Lender" means CivicBank of Commerce, its successors and assigns.

     NOTE. The word "Note" means the note or credit agreement dated October 20, 1998, in the principal amount of $500,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

BORROWER'S WAIVERS AND RESPONSIBILITIES. Except as otherwise required under this Agreement or by applicable law, (a) Borrower agrees that Lender need not tell Borrower about any action or inaction Lender takes in connection with this Agreement; (b) Borrower assumes the responsibility for being and keeping informed about the Collateral; and (c) Borrower waives any defenses that may arise because of any action or inaction of Lender, including without limitation any failure of Lender to realize upon the Collateral or any delay by Lender in realizing upon the Collateral; and Borrower agrees to remain liable under the Note no matter what action Lender takes or fails to take under this Agreement.

10-20-98                   ASSIGNMENT OF DEPOSIT ACCOUNT                  Page 2
Loan No 182000380                  (Continued)
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GRANTOR'S REPRESENTATIONS AND WARRANTIES. Grantor warrants that: (a) this
Agreement is executed at Borrower's request and not at the request of Lender;
(b) Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral to Lender; (c) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower's financial condition; and (d) Lender has made no representation to Grantor about Borrower or Borrower's creditworthiness.

GRANTOR'S WAIVERS. Except as prohibited by applicable law, Grantor waives any right to require Lender to (a) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional indebtedness; (b) proceed against any person, including Borrower, before proceeding against Grantor; (c) proceed against any collateral for the Indebtedness, including Borrower's collateral, before proceeding against Grantor; (d) apply any payments or proceeds received against the indebtedness in any order; (e) give notice of the terms, time, and place of any sale of any collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (f) disclose any information about the Indebtedness, the Borrower, any collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or (g) pursue any remedy or course of action in Lender's power whatsoever.

Grantor also waives any and all rights or defenses arising by reason of (h) any disability or other defense of Borrower, any other guarantor or surety or any other person; (i) the cessation for any cause whatsoever, other than payment in full, of the Indebtedness; (j) the application of proceeds of the indebtedness by Borrower for purposes other than the purposes understood and intended by Grantor and Lender; (k) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (l) any statute of limitations in any action under this Agreement or on the indebtedness; or (m) any modification or change in terms of the indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the indebtedness is due and any change in the interest rate.

Grantor waives all rights and defenses arising out of any election of remedies by Lender, even though that election of remedies, such as nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Grantor's rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the California Code of Civil Procedure, or otherwise.

This waiver includes, without limitation, any loss of rights Grantor may suffer by reason of any rights or protections of Borrower in connection with any anti-deficiency laws, or other laws limiting or discharging the indebtedness or Borrower's obligations (including, without limitation, Section 726, 680a, 580b, and 580d of the California Code of Civil Procedure). Grantor waives all rights and protections of any kind which Grantor may have for any reason, which would affect or limit the amount of any recovery by Lender from Grantor following a nonjudicial sale or judicial foreclosure of any real or personal property security for the indebtedness including, but not limited to, the right to any fair market value hearing pursuant to California Code of Civil Procedure Section 580a.

Grantor understands and agrees that the foregoing waivers are waivers of substantive rights and defenses to which Grantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Grantor acknowledges that Grantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Until all indebtedness is paid in full, Grantor waives any right to enforce any remedy Lender amy have against Borrower or any other guarantor, surety, or other person, and further, Grantor waives any right to participate in any collateral for the indebtedness now or hereafter held by Lender.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and warrants to Lender that:

     OWNERSHIP. Grantor is the lawful owner of the Collateral free and clear of all loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.

     RIGHT TO GRANT SECURITY INTEREST. Grantor has the full right, power, and authority to enter into this Agreement and to assign the Collateral to Lender.

     NO FURTHER TRANSFER. Grantor will not sell, assign, encumber, or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement

     NO DEFAULTS. There are no defaults relating to the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly do everything required of Grantor under the terms, conditions, promises, and agreements contained in or relating to the Collateral.

     PROCEEDS. Any and all replacement or renewal certificates, instruments, or other benefits or proceeds related to the Collateral that are received by Grantor shall be held by Grantor in trust for Lender and immediately shall be delivered by Grantor to Lender to be held as part of the Collateral.

LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL. While this Agreement is in effect, Lender may retain the rights to possession of the Collateral, together with any and all evidence of the Collateral, such as certificates or passbooks. This Agreement will remain in effect until (a) there no longer is any indebtedness owing to Lender; (b) all other obligations secured by this Agreement have been fulfilled; and (c) Grantor, in writing, has requested from Lender a release of this Agreement.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the indebtedness and, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of any certificate or passbook for the Collateral but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility (a) for the collection or protection of any income on the Collateral, (b) for the preservation of rights against issuers of the Collateral or against third persons; (c) for ascertaining any maturities, conversions, exchanges, offers, lenders, or similar matters relating to the Collateral; nor
(d) for informing the Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on the indebtedness.

     OTHER DEFAULTS. Failure of Grantor or Borrower to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or failure of Borrower to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower

     DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or

10-20-1998                  ASSIGNMENT OF DEPOSIT ACCOUNT                 Page 3
Loan No 182000380                   (Continued)
================================================================================

     sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Restated Documents.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor or Borrower under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

     DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     DEATH OR INSOLVENCY. The death of Grantor or Borrower or the dissolution or termination of Grantor or Borrower's existence as a going business, the insolvency of Grantor or Borrower, the appointment of a receiver for any part of Grantor or Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor or Borrower.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor or Grantor or Borrower or by any governmental agency against the Collateral or any other collateral securing the indebtedness. This includes a garnishment of any of Grantor or Borrower's deposit accounts with Lender.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or such Guarantor dies or becomes incompetent.

     ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default, or at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any rights or remedies that may be available at law, in equity, or otherwise:

     ACCELERATE INDEBTEDNESS. Lender may declare all indebtedness of Borrower to Lender immediately due and payable, without notice of any kind to Grantor or Borrower.

     APPLICATION OF ACCOUNT PROCEEDS. Lender may obtain all funds in the Account from the issuer of the Account and apply them to the indebtedness in the same manner as if the Account had been issued by Lender. If the Account is subject to an early withdrawal penalty, that penalty shall be deducted from the Account before its application to the indebtedness, whether the Account is with Lender or some other institution. Any excess funds remaining after application of the Account proceeds to the indebtedness will be paid to Grantor or Borrower as the interests of Grantor or Borrower may appear. Borrower agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Account to the indebtedness. Lender also shall have all the rights of a secured party under the California Uniform Commercial Code, even if the Account is not otherwise subject to such Code concerning security interests, and the parties to this Agreement agree that the provisions of the Code giving rights to a secured party shall nonetheless be a part of this Agreement.

     COLLECT THE COLLATERAL. Lender may collect any of the Collateral and, at Lender's option and to the extent permitted by applicable law, may retain possession of the Collateral while suing on the indebtedness.

     SELL THE COLLATERAL. Lender may sell the Collateral, at Lender's discretion, as a unit or in parcels, at one or more public or private sales. Unless the Collateral is perishable or threatens to decline speedily in value, Lender shall give or mail to Grantor or Borrower, or any of them, notice at least ten (10) days in advance of the time and place of public sale, or of the date after which private sale may be made. Grantor and Borrower agree that any requirement of reasonable notice is satisfied if Lender mails notice by ordinary mail addressed to Grantor or Borrower, or any of them, at the last address Grantor or Borrower has given Lender in writing. If public sale is held, there shall be sufficient compliance with all requirements of notice to the public by a single publication in any newspaper of general circulation in the county where the Collateral is located, setting forth the time and place of sale and a brief description of the property to be sold. Lender may be a purchaser at any public sale.

     REGISTER SECURITIES. Lender may register any securities included in the Collateral in Lender's name and exercise any rights normally incident to the ownership of securities.

     SELL SECURITIES. Lender may sell any securities included in the Collateral in a manner consistent with applicable federal and state securities laws, notwithstanding any other provision of this or any other agreement. If, because or restrictions under such laws, Lender is or believes it is unable to sell the securities in an open market transaction, Grantor and Borrower agree that (a) Lender shall have no obligation to delay sale until the securities can be registered, (b) Lender may make a private sale to a single person or restricted group of persons, even though such sale may result in a price that is less favorable than might be obtained in an open market transaction, and (c) such a sale shall be considered commercially reasonable. If any securities held as Collateral are "restricted securities" as defined in the Rules of the Securities and Exchange Commission (such as Regulation D or Rule 144) or state securities department under state "Blue Sky" laws, or if Grantor or Borrower, or any of them (if more than one), is an affiliate of the issuer of the securities, Grantor and Borrower agree that Grantor or Borrower will neither sell nor dispose of any securities of such issuer without obtaining Lender's prior written consent.

     TRANSFER TITLE. Lender may effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as its attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

     APPLICATION OF PROCEEDS. Lender may apply any cash which is part of the Collateral, or which is received from the collection or sale of the Collateral, to (a) reimbursement of any expenses, including any costs of any securities registration, commissions incurred in connection with a sale, attorney fees as provided below and court costs, whether or not there is a lawsuit and including any fees on appeal, incurred by Lender in connection with the collection and sale of such Collateral, and (b) to the payment of the indebtedness of Borrower to Lender, with any excess funds to be paid to Grantor as the interests of Grantor may appear.

     OTHER RIGHTS AND REMEDIES. Lender shall have and may exercise any or all of the rights and remedies of a secured creditor under the provisions of the California Uniform Commercial Code, at law, in equity, or otherwise.

     DEFICIENCY JUDGMENT. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.

     CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor or Borrower under this Agreement, after Grantor or Borrower's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     AMENDMENT. This Amendment, together with any Related Documents, constitute the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the

10-20-1998               ASSIGNMENT OF DEPOSIT ACCOUNT                    PAGE 4
LOAN NO 182000380                (CONTINUED)
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party or parties sought to be charged or bound by the alteration or amendment.

APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Grantor and Borrower agree upon Lender's request to submit to the jurisdiction of the courts of Alameda County, State of California. Lender, Grantor and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender, Grantor or Borrower against the other. Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of California.

ARBITRATION. Lender and Grantor and Borrower agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Lender and Grantor and Borrower agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

ATTORNEYS' FEES; EXPENSES. Grantor and Borrower agree to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor and Borrower also shall pay all court costs and such additional fees as may be directed by the court.

NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law. If there is more than one Grantor or Borrower, notice to any Grantor or Borrower will constitute notice to all Grantor and Borrowers. For notice purposes, Grantor and Borrower will keep Lender informed at all times of Grantor and Borrower's current address(es).

POWER OF ATTORNEY. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

BORROWER AND GRANTOR ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS ASSIGNMENT OF DEPOSIT ACCOUNT AND AGREE TO ITS TERMS. THIS AGREEMENT IS DATED OCTOBER 20, 1998.

BORROWER:


X
 --------------------------------
 LEIGH BELDEN

GRANTOR:
Verilink Corporation

By
  -------------------------------

                       CORPORATE RESOLUTION TO GUARANTEE

----------------------------------------------------------------------------------------------------
 Principal     Loan Date    Maturity    Loan No.    Call   Collateral   Account   Officer   Initials
----------------------------------------------------------------------------------------------------
$500,000.00   10-20-1998   10-20-1999   182000380    401       40                    WSK
----------------------------------------------------------------------------------------------------
            References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
----------------------------------------------------------------------------------------------------

Borrower:  LEIGH BELDEN                                Lender:  CivicBank of Commerce
           145 Baytech Drive                                    Fremont Office
           San Jose, CA 95134                                   2201 Walnut Avenue, Suite 100
                                                                Fremont, CA 94538
Grantor:   Verilink Corporation
           145 Baytech Drive
           San Jose, CA 95134

====================================================================================================

I, the undersigned Secretary or Assistant Secretary of Verilink Corporation (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of California with its principal office at 145 Baytech Drive, San Jose, CA 95134.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on 10/19/98, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:


NAME                     POSITION                                       ACTUAL SIGNATURE
----                     --------                                       ----------------
John Batty               Vice President/Chief Financial Officer         x_________________________

acting for and on behalf of the Corporation and as its act and deed be, and he or she hereby is, authorized and empowered:

     Guaranty. To guarantee or act as surety for loans or other financial accommodations to LEIGH BELDEN from CivicBank of Commerce ("Lender") on such guarantee or surety terms as may be agreed upon between the officers or employees of this Corporation and Lender and in such sum or sums of money as in his or her judgment should be guaranteed or assured, not exceeding, however, at any one time the amount of Five Hundred Thousand & 00/100 Dollars ($500,000.00), in addition to such sum or sums of money as may be currently guaranteed by the Corporation to Lender (the "Guaranty").

     Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the Guaranty, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered. The provisions of these Resolutions authorizing or relating to the pledge, mortgage, transfer, endorsement, hypothecation, granting of a security interest in, or in any way encumbering, the assets of the Corporation shall include, without limitation, doing so in order to lend collateral security for the indebtedness, now or hereafter existing, and of any nature whatsoever, of LEIGH BELDEN to Lender. The Corporation has considered the value of itself of lending collateral in support of such indebtedness, and the Corporation represents to Lender that the Corporation is benefited by doing so.

     Executive Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be required by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

     Further Acts. To do and perform such other acts and things and to execute and deliver such other documents and agreements, including agreements requiring disputes with Lender to be submitted to binding arbitration for final resolution and waiving the right to a trial by jury, as he or she may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of his or her revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officer, employee, or agent named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite the name; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN TESTIMONY WHEREOF, I have hereunto set my hand on October 20, 1998 and attest that the signatures set opposite the names listed above are their genuine signatures.



                                        CERTIFIED TO AND ATTESTED BY:


                                        X___________________________________


                                        X___________________________________



NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.

                    CORPORATE RESOLUTION TO GRANT COLLATERAL

----------------------------------------------------------------------------------------------------
 Principal     Loan Date    Maturity    Loan No.    Call   Collateral   Account   Officer   Initials
----------------------------------------------------------------------------------------------------
$500,000.00   10-20-1998   10-20-1999   182000380    401       40                    WSK
----------------------------------------------------------------------------------------------------
            References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
----------------------------------------------------------------------------------------------------

Borrower:  LEIGH BELDEN                                Lender:  CivicBank of Commerce
           145 Baytech Drive                                    Fremont Office
           San Jose, CA 95134                                   2201 Walnut Avenue, Suite 100
                                                                Fremont, CA 94538
Grantor:   Verilink Corporation
           145 Baytech Drive
           San Jose, CA 95134

====================================================================================================

I, the undersigned Secretary or Assistant Secretary of Verilink Corporation (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of California with its principal office at 145 Baytech Drive, San Jose, CA 95134.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on 10/19/98, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

     NAME             POSITION                                     ACTUAL SIGNATURE
     ----             --------                                     ----------------
     John Batty       Vice President/Chief Financial Officer       X
                                                                    -------------------------

acting for and on behalf of the Corporation and as its act and deed be, and he or she hereby is, authorized and empowered:

     GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to CivicBank of Commerce ("Lender"), as security for the payment of any loans, any promissory notes, or any other or further indebtedness of LEIGH BELDEN to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered. The provisions of these Resolutions authorizing or relating to the pledge, mortgage, transfer, endorsement, hypothecation, granting of a security interest in, or in any way encumbering, the assets of the Corporation shall include, without limitation, doing so in order to lend collateral security for the indebtedness, now or hereafter existing, and of any nature whatsoever, of LEIGH BELDEN to Lender. The Corporation has considered the value to itself of lending collateral in support of such indebtedness, and the Corporation represents to Lender that the Corporation is benefitted by doing so.

     EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be required by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

     FURTHER ACTS. To do and perform such other acts and things and to execute and deliver such other documents and agreements, including agreements requiring disputes with Lender to be submitted to binding arbitration for final resolution and waiving the right to a trial by jury, as he or she may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.


BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of his or her revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officer, employee, or agent named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite the name; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN TESTIMONY WHEREOF, I have hereunto set my hand on October 20, 1998 and attest that the signatures set opposite the names listed above are their genuine signatures.



                                        CERTIFIED TO AND ATTESTED BY:


                                        X___________________________________


                                        X___________________________________



NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.